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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JULY 19, 2000

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      000-24923                   25-1799439
(State or jurisdiction       (Commission File Number)           (IRS Employer
  of incorporation)                                          Identification No.)

                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
               (Address of principal executive offices)(ZIP Code)

       Registrant's telephone number, including area code: (949) 483-4600

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

On July 19, 2000, Conexant Systems, Inc. ("Conexant") announced that it has agreed to acquire NetPlane Systems, Inc. of Dedham, Massachusetts. The press release dated July 19, 2000 announcing this transaction is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Also on July 19, 2000, Conexant announced that it has agreed to acquire Novanet Semiconductor Ltd. of Ra'anana, Israel. The press release dated July 19, 2000 announcing this transaction is filed as Exhibit 99.2 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     99.1 Press release dated July 19, 2000 relating to a definitive agreement for the acquisition of NetPlane Systems, Inc. by Conexant Systems, Inc.

     99.2 Press release dated July 19, 2000 relating to a definitive agreement for the acquisition of Novanet Semiconductor Ltd. by Conexant Systems, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CONEXANT SYSTEMS, INC.
                                               (Registrant)


Dated:  July 21, 2000                     By  /s/ Dennis E. O'Reilly
                                              ----------------------------------
                                              Dennis E. O'Reilly
                                              Senior Vice President,
                                              General Counsel and Secretary

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                                  EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                              Numbered
Number     Description                                                 Page
--------   -----------                                             ------------

  99.1 Press release dated July 19, 2000 relating to a definitive agreement for the acquisition of NetPlane
           Systems, Inc. by Conexant Systems, Inc.

  99.2 Press release dated July 19, 2000 relating to a definitive agreement for the acquisition of Novanet
           Semiconductor Ltd. by Conexant Systems, Inc.